UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2024

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Waverley Oaks Road, Suite 114, Waltham, MA 02452

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders of Ondas Holdings Inc. (the “Company”) held on November 18, 2024 (the “Annual Meeting”), stockholders of the Company approved an amendment to the Ondas Holdings Inc. 2021 Stock Incentive Plan (the “2021 Plan”) to increase the number of shares of the Company’s common stock, par value of $0.0001 per share (“Common Stock”), authorized for issuance under the 2021 Plan from 8,000,000 shares of Common Stock to 11,000,000 shares of Common Stock (the “Plan Amendment”). The Board of Directors of the Company adopted the Plan Amendment on October 17, 2024, subject to stockholder approval.

A description of the material terms and conditions of the Plan Amendment is set forth on page 23 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 18, 2024 (the “Proxy Statement”), and is incorporated herein by reference. The description of the Plan Amendment incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, attached to this report as Exhibit 10.1, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting. Each stockholder of Common Stock was entitled to one vote on each matter properly presented at the Annual Meeting for each share of Common Stock owned by that stockholder on the record date.

Proposal 1 – a proposal to elect five directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Eric A. Brock	33,684,168	159,063	19,950,312
Richard M. Cohen	32,220,071	1,623,160	19,950,312
Joseph Popolo	33,749,686	93,545	19,950,312
Randall P. Seidl	32,221,478	1,621,753	19,950,312
Jaspreet Sood	28,655,260	5,187,971	19,950,312

Proposal 2 – a proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstain	Broker Non-Vote
53,302,812	129,454	361,277	N/A

Proposal 3 – a proposal to obtain advisory approval of the Company’s executive compensation.

Votes For	Votes Against	Abstain	Broker Non-Vote
33,064,331	639,936	145,656	19,943,620

Proposal 4 – a proposal to approve an amendment to the 2021 Plan to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan.

Votes For	Votes Against	Abstain	Broker Non-Vote
32,414,398	1,368,251	67,274	19,943,620

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1+	Amendment to the Ondas Holdings Inc. 2021 Incentive Stock Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Management Compensatory Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2024	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

2